UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 20, 2007
                                                --------------------------------

         J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-C1
         --------------------------------------------------------------
                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
         --------------------------------------------------------------
            (Exact name of the depositor as specified in its charter)

         JPMorgan Chase Bank, N.A. and Natixis Real Estate Capital Inc.
         --------------------------------------------------------------
             (Exact name of sponsors as specified in their charters)

          New York                333-140804-06                13-3789046
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(State or other jurisdiction    (Commission File              (IRS Employer
      of incorporation              Number of                Identification
        of depositor)             issuing entity)           No. of depositor)

                    270 Park Avenue
                    New York, New York                            10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code    (212) 834-9280
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On December 20, 2007, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 20, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, Capmark Finance Inc., as master servicer, Midland Loan Services, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-2, Class A-M and Class A-J Certificates, having an aggregate initial principal amount of $995,664,000, were sold to J.P. Morgan Securities Inc. ("JPMSI") and Natixis Securities North America Inc. ("Natixis" and, together with JPMSI, the "Underwriters"), pursuant to an Underwriting Agreement, dated December 18, 2007, between the Depositor and JPMSI, for itself and on behalf of Natixis. In connection with the issuance and sale to the Underwriters of the Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Certificates, which legal opinion is attached to an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 20, 2007.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 20, 2007 (included as part of Exhibit 5).

Exhibit 23 Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 20, 2007                   J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.


                                          By:   /s/ Emanuel Chrysoulakis
                                             -----------------------------------
                                             Name:  Emanuel Chrysoulakis
                                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

5                       Legality Opinion of Cadwalader,                (E)
                        Wickersham & Taft LLP, dated December
                        20, 2007.

8                       Tax Opinion of Cadwalader, Wickersham          (E)
                        & Taft LLP, dated December 20, 2007
                        (included as part of Exhibit 5).

23                      Consent of Cadwalader, Wickersham &            (E)
                        Taft LLP (included as part of Exhibit 5).